UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 943-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
2.375% Notes due 2021	MDLZ21	The Nasdaq Stock Market LLC
1.000% Notes due 2022	MDLZ22	The Nasdaq Stock Market LLC
1.625% Notes due 2023	MDLZ23	The Nasdaq Stock Market LLC
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2019, we held our annual meeting in Lincolnshire, Illinois. A total of 1,254,095,874 shares of our Class A Common Stock, or 86.74% of our outstanding shares of Class A Common Stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.

Our shareholders elected 13 directors to each serve a one-year term until our 2020 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

	For	Against	Abstain	Broker Non-Votes
a. Lewis W.K. Booth	1,047,122,318	29,112,564	2,913,341	174,947,651
b. Charles E. Bunch	1,037,038,606	39,206,293	2,903,324	174,947,651
c. Debra A. Crew	1,071,493,327	4,878,130	2,776,766	174,947,651
d. Lois D. Juliber	1,018,668,487	57,696,706	2,783,030	174,947,651
e. Mark D. Ketchum	1,035,712,892	40,509,809	2,925,522	174,947,651
f. Peter W. May	1,054,161,809	22,050,053	2,936,361	174,947,651
g. Jorge S. Mesquita	1,068,315,538	7,933,192	2,899,493	174,947,651
h. Joseph Neubauer	1,031,377,503	28,251,113	19,519,607	174,947,651
i. Fredric G. Reynolds	1,046,667,550	29,552,613	2,928,060	174,947,651
j. Christiana S. Shi	1,069,825,424	6,513,394	2,809,405	174,947,651
k. Patrick T. Siewert	1,055,439,164	20,752,666	2,956,393	174,947,651
l. Jean-François M. L. van Boxmeer	1,028,130,383	48,148,431	2,869,409	174,947,651
m. Dirk Van de Put	1,030,108,548	43,420,323	5,619,352	174,947,651

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
583,144,929	459,180,019	36,823,275	174,947,651

3.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2019, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
1,234,477,982	16,761,507	2,856,385	— 0 —

4.	Our shareholders did not approve a shareholder proposal regarding a report on the environmental impact of our cocoa supply chain, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
120,266,519	937,584,562	21,297,142	174,947,651

5.	Our shareholders did not approve a shareholder proposal to consider employee pay in setting chief executive officer pay, based on the following voting results.

For	Against	Abstain	Broker Non-Votes
80,407,705	988,417,903	10,322,615	174,947,651

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

Date: May 15, 2019		/s/ Jeffrey S. Srulovitz
	Name:	Jeffrey S. Srulovitz
	Title:	Vice President & Chief of Global Governance and Corporate Secretary